   As filed with the Securities and Exchange Commission on February 18, 2000
                                                      Registration No. 333-
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                ---------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                             KEYNOTE SYSTEMS, INC.
            (Exact name of Registrant as specified in its charter)
       California                  7379                     94-3226488
                             (Primary standard           (I.R.S. employer
     (State or other            industrial              identification no.)
     jurisdiction of        classification code
    incorporation or              number)
      organization)
                             Keynote Systems, Inc.
                               2855 Campus Drive
                              San Mateo, CA 94403
                                (650) 522-1000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                                  John Flavio
                            Chief Financial Officer
                             Keynote Systems, Inc.
                               2855 Campus Drive
                              San Mateo, CA 94403
                                (650) 522-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                  Copies to:
       Matthew P. Quilter, Esq.                  Curtis L. Mo, Esq.
       Jeffrey R. Vetter, Esq.                 Michael C. Doran, Esq.
       Scott J. Leichtner, Esq.                Alexander C. Chen, Esq.
     Cynthia E. Garabedian, Esq.           BROBECK, PHLEGER & HARRISON LLP
          FENWICK & WEST LLP                    Two Embarcadero Place
         Two Palo Alto Square                      2200 Geng Road
     Palo Alto, California 94306             Palo Alto, California 94303
            (650) 494-0600                         (650) 424-0160
                                ---------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-94651
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Title of Each Class of                                                   Amount of
     Securities to        Amount to be Offering Price Aggregate Offering Registration
     be Registered         Registered    Per Share          Price            Fee
-------------------------------------------------------------------------------------
Common Stock, $0.001 par
 value.................    287,500(1)     $105.00       $30,187,500(2)    $7,970(2)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) Includes 37,500 shares subject to the underwriters' over-allotment option.
(2) The Company previously registered an aggregate of $629,337,500 worth of Common Stock on Registration Statement on Form S-1 (Registration No. 333-94651) for which a filing fee of $166,146 was previously paid upon the filing of such Registration Statement.
   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this
Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act and General Instruction V of Form S-1. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1 (Registration No. 333-94651) (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                 CERTIFICATION

    The Registrant hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on February 18, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours on February 18, 2000.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California, on this 18th day of February, 2000.

                                          KEYNOTE SYSTEMS, INC.

                                                    /s/ Umang Gupta
                                          By: _________________________________
                                                        Umang Gupta
                                                 Chairman of the Board and
                                                  Chief Executive Officer

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----
Principal Executive Officer:
         /s/ Umang Gupta               Chairman of the Board,      February 18, 2000
______________________________________  Chief Executive Officer
             Umang Gupta                and Director

Principal Financial Officer and Principal Accounting Officer:

         /s/ John Flavio               Vice President of Finance,  February 18, 2000
______________________________________  Chief Financial Officer
             John Flavio                and Secretary

Additional Directors:

                  *                    Director                    February 18, 2000
______________________________________
            Eugene Shklar

                  *                    Director                    February 18, 2000
______________________________________
             David Cowan

                  *                    Director                    February 18, 2000
______________________________________
             Mark Leslie

                  *                    Director                    February 18, 2000
______________________________________
           Stratton Sclavos

                                    Attorney-in-Fact             February 18,
                                                                 2000

           John Flavio

         /s/ John Flavio
*By:_____________________________

                                 EXHIBIT INDEX

 Number                              Exhibit Title
 ------                              -------------

  5.01  Opinion of Fenwick & West LLP

 23.01  Consent of Fenwick & West LLP (included in Exhibit 5.01)

 23.02  Consent of KPMG LLP, independent accountants, and Report on Financial
        Statement Schedule

 24.01  Power of Attorney (previously filed in connection with the Registration
        Statement on Form S-1 (Registration No. 333-94651))